SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) May 30, 2002


                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


             Delaware                   333-68812              13-6357101
   ----------------------------         ---------           -----------------
   (State or Other Jurisdiction        (Commission          (I.R.S. Employer
         of Incorporation)              File No.)          Identification No.)


                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)


                               (212) 902-1000
             Registrant's telephone number, including area code


                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events

         The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). Pursuant to this Registration Statement, the Registrant issued and sold $862,224,300 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2002-4. This transaction closed on May 30, 2002. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7.  Financial Statements and Exhibits

         A list of the Exhibits filed herewith is attached hereto.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GS Mortgage Securities Corp.


                                       By:  /s/ Jay F. Strauss
                                           -------------------------------
                                           Name:   Jay F. Strauss
                                           Title:  Secretary

Dated: June 14, 2002




                               EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------

4.5.1                 Trust Agreement, dated as of May 1, 2002, between
                      GS Mortgage Securities Corp. and JPMorgan Chase Bank

4.5.2                 Standard Terms to Trust Agreement (May 2002 Edition)

4.6 Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)